UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

Joway Health Industries Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. Main St, Ste 1460 Boise, ID	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 274-9220

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K previously filed by Joway Health Industries Group Inc., a Nevada corporation (the “Company”) on January 27, 2023 (the “Initial Form 8-K”), in connection with the consummation of the transactions contemplated by that certain Share Exchange Agreement, dated January 23, 2023, by and among the Company, International CuMo Mining Corporation, an Idaho corporation (“ICUMO”), and all of the shareholders of ICUMO (collectively, the “ICUMO Shareholders”).

This Amendment No. 1 is being filed for the purpose of (i) correcting a certain error included in Exhibit 4.4 of the Initial Form 8-K, entitled “Form of Replacement Note”, and (ii) to disclose additional financial statements required under Regulation S-X. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, the revised provisions of Items 1.01, 2.01, and 9.01, the signature page to the Form 8-K, and the filed exhibits with the revised exhibit being filed herewith as Exhibit 4.4 to this Amendment No.1.

Except as specifically provided herein, this Amendment No.1 does not modify any of the information previously reported on the Initial Form 8-K and the remainder of the Initial Form 8-K has therefore been omitted. Defined terms used but not otherwise defined herein have the meaning attributed to them in the Initial Form 8-K.

Section 1 Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

The Replacement Notes and Warrants that were issued by the Company on January 23, 2023, in exchange for the Notes and 2023 Warrants, were issued without having appropriately applied the Exchange Ratio to the underlying conversion rate. The Board of Directors took note of this oversight and, after all potentially conflicted directors had recused themselves, passed a resolution requiring that the Replacement Notes and Warrants be treated in a similar manner as the Incentive Stock Options and 2021 Warrants and amended to reflect a conversion rate adjusted by the Exchange Ratio. After applying the Exchange Ratio to the conversion rate, the Company now has outstanding convertible secured promissory notes in the principal amount of $898,000 which will convert into shares of Common Stock at an adjusted conversion price of $0.075 per share of Common Stock and 11,973,333 warrants to purchase shares of Common Stock. None of the other terms or conditions of the Replacement Notes and Warrants were amended.

Accordingly, the tenth paragraph under Item 1.01 of the Initial Form 8-K is amended and restated in its entirety as follows:

Pursuant to the Replacement Notes and Warrants, the Company now has outstanding convertible secured promissory notes in the principal amount of $898,000 which are secured by a first priority lien on all of the assets and mining claims of the Company, other than certain patented lode mining claims that represent approximately 7.3% of the CuMo Project. The Replacement Notes and Warrants are, respectively, convertible into shares of Common Stock at a conversion price of $0.075 per share and 11,973,333 warrants to purchase shares of Common Stock at an exercise price of $0.15 per share, which expire five years from January 9, 2023.

The other information set forth in Item 1.01 of the Initial Form 8-K is incorporated by reference as if fully set forth herein.

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.01 of the Initial Form 8-K is hereby amended as follows:

The section titled “Security Ownership of Certain Beneficial Owners and Management” under Item 2.01 of the Initial Form 8-K is hereby amended and restated in its entirety to reflect the adjusted conversion rate for the Replacement Notes and Warrants:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within sixty (60) days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of Common Stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of Common Stock as of January 23, 2023, by (i) each stockholder known by us to be the beneficial owner of more than 5% of Common Stock (the Company’s only class of voting securities), (ii) each of the directors and executive officers, and (iii) all of the directors and executive officers as a group. To the best knowledge of the Company, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To the knowledge of the Company, none of the shares listed below are held under a voting trust or similar agreement, except as noted. Other than the Exchange, to the knowledge of the Company, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Beneficial Ownership
Named Executive Officers and Directors
Robert Scannell – Director, Chief Financial Officer, and Treasurer	18,867,334	(2)	8.7%
Steven Rudofsky – Chief Executive Officer and President	22,093,334	(3)	10.4%
Andrew Brodkey – Director, Chief Operating Officer, and Secretary	10,170,934	(4)	4.8%
Shaun Dykes – Director, Vice President -Exploration	8,478,200	(5)	4.0%
John Moeller – Director	2,680,000	(6)	1.3%
All current directors and executive officers as a group (5 persons)	62,289,802		29.2%

5% Stockholders
Multi-Metal Development Limited	128,787,400	(7)	61.4%
JHP Holdings Inc.	16,644,820	(8)	8.2%
Elatam Family Trust	35,443,000	(9)	16.1%

(1)	Unless indicated otherwise, the address of all the persons listed above is c/o the Company at 800 W. Main St, Ste 1460 Boise, ID 83702.

(2)	Consists of: (1) 2,680,000 shares of Common Stock owned by Mr. Scannell and 1,407,000 shares of Common Stock of Feehan Partners LLP (“Feehan”) that Mr. Scannell, as General Partner of Feehan, has discretionary authority to vote and dispose of the shares held by Feehan and may be deemed to be the beneficial owner of these shares; (2) 5,360,000 shares of Common Stock underlying vested options that he holds pursuant to the 2022 Incentive Stock Options; (3) 2,680,000 shares of Common Stock underlying the 2021 Warrants held directly by Mr. Scannell and 1,407,000 shares of Common Stock underlying the 2021 Warrants held by Feehan that Mr. Scannell could be deemed to beneficially own; and (4) 2,666,667 shares of Common Stock underlying the 2023 Replacement Warrants and 2,666,667 shares of Common Stock underlying the Replacement Note held by Feehan that Mr. Scannell could be deemed to beneficially own.

(3)	Consists of: (1) 11,725,000 shares of Common Stock owned by Mr. Rudofsky; (2) 5,360,000 shares of Common Stock underlying vested options that he holds pursuant to the 2022 Incentive Stock Options; (3) 1,675,000 shares of Common Stock underlying the 2021 Warrants held by Mr. Rudofsky; and (4) 1,666,667 shares of Common Stock underlying the 2023 Replacement Warrants and 1,666,667 shares of Common Stock underlying the Replacement Note held by Mr. Rudofsky.

(4)	Consists of: (1) 1,098,800 shares of Common Stock owned by Mr. Brodkey; (2) 5,360,000 shares of Common Stock underlying vested options that he holds pursuant to the 2022 Incentive Stock Options; (3) 1,098,800 shares of Common Stock underlying the 2021 Warrants held by Mr. Brodkey; and (4) 1,306,667 shares of Common Stock underlying the 2023 Replacement Warrants and 1,306,667 shares of Common Stock underlying the Replacement Note held by Mr. Brodkey.

(5)	Consists of: (1) 1,159,100 shares of Common Stock owned by Mr. Dykes; (2) 5,360,000 shares of Common Stock underlying vested options that he holds pursuant to the 2022 Incentive Stock Options; (3) 1,159,100 shares of Common Stock underlying the 2021 Warrants held by Mr. Dykes; and (4) 400,000 shares of Common Stock underlying the 2023 Replacement Warrants and 400,000 shares of Common Stock underlying the Replacement Note held by Mr. Dykes.

(6)	Consists of 2,680,000 shares of Common Stock underlying vested options that Dr. Moeller holds pursuant to the 2022 Incentive Stock Options.

(7)	Consists of (1) 121,343,700 shares of Common Stock owned by Multi-Metal Development Limited; and (2) 7,443,700 shares of Common Stock underlying the 2021 Warrants held by Multi-Metal Development Limited (“MMD”). MMD is a public company traded on the Toronto Stock Exchange (TSXV: MLY) and the Board of Directors of MMD share voting and dispositive power over the shares of the Company. The address for MMD is 638 Millbank Road Vancouver, BC V5Z 4B7 Canada

(8)	JHP Holdings, Inc. holds a total of 16,644,820 shares of the Company’s common stock. As the shareholder and executive director of JHP Holdings, Inc., Mr. Lata is the beneficial owner of the shares of the Company held by JHP Holdings, Inc. The address for the foregoing entity is 701 S. Carson Street, Suite 200, Carson City, NV, 89701.

(9)	Consists of (1) 17,721,500 shares of Common Stock owned by the Elatam Family Trust; and (2) 17,721,500 shares of Common Stock underlying the 2021 Warrants held by the Elatam Family Trust. As a director of the Elatam Family Trust, Mr. Mohammad Elatam had voting and dispositive power over these shares and may be deemed to be the beneficial owner of such shares.

The sections title “Warrants” and “Other Convertible Securities” under the “Description of Registrant’s Securities” in Item 2.01 of the Initial Form 8-K are hereby amended and restated in their entirety to reflect the adjusted conversion rate for the Replacement Notes and Warrants:

Warrants

At the Closing, the Company assumed all ICUMO’s obligations pursuant to the 2021 Warrants, which are now exercisable to purchase shares of Common Stock, at an exercise price of $0.15, until December 21, 2024. The Company assumed warrants exercisable for up to 41,540,000 shares of Common Stock.

At the Closing, the Company exchanged the 2023 Warrants for the Replacement Warrants. Pursuant to the Replacement Warrants, the Company warrants to sell an aggregate of 11,973,333 shares of Common Stock to the Warrantholders at an exercise price of $0.15 per share until five years from January 9, 2023. The exercise price may be adjusted to account for stock dividends payable in shares of Common Stock, subdivisions, or split-ups of shares of Common Stock or similar corporate events.

Other Convertible Securities

At the Closing, the Company exchanged the Notes for Replacement Notes. Pursuant to the Replacement Notes, the Company has outstanding convertible secured promissory notes in the principal amount of $898,000, which are secured by a first priority lien on all of the assets and mining claims of the Company, other than certain patented lode mining claims that represent approximately 7.3% of the CuMo Project. The Replacement Notes are convertible into shares of Common Stock at a conversion price of $0.075 per share. The conversion price can be adjusted based on stock splits, stock combinations, recapitalization, or other similar transactions.

As of January 23, 2023, other than the securities described above, the Company does not have any outstanding convertible securities.

The other information set forth in Item 2.01 of the Initial Form 8-K is incorporated by reference as if fully set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 of the Initial Form 8-K is hereby amended and restated in its entirety as follows:

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the audited financial statements of ICUMO for the last two fiscal years ended June 30, 2021 and June 30, 2022 and the accompanying notes and the unaudited financial statements of ICUMO for the three months ended September 30, 2022 with the accompanying notes are included in this Report attached as Exhibit 99.1. In accordance with Item 9.01(a), the unaudited financial statements of ICUMO for the six months ended December 31, 2022 with the accompanying notes are included in this amendment to the Initial Form 8-K as Exhibit 99.2.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the unaudited pro forma condensed combined financial statements for the fiscal year ended June 30, 2022 and as of and for the three months ended September 30, 2022 are included in this Report attached as Exhibit 99.1.

Exhibit No.	Description
2.1*	Share Exchange Agreement, by and between Joway Health Group Industries Inc., International CuMo Mining Corporation, and the shareholders of International CuMo Mining Corporation, dated January 23, 2023

4.3*	Form 2021 Warrant

4.4	Corrected Form of Replacement Note

4.5*	Form of Replacement Warrant

4.6*	Form Lock-Up Agreement

4.7*	Form of 8.5% Secured Non-Convertible Note

4.8*	7.5% Secured Note Indenture, dated August 24, 2021, by and between International CuMo Mining Corporation and Computershare Trust Company of Canada

10.1*	Form Incentive Stock Option Agreement

10.2*	Debt Assignment and Release Agreement, dated January 23, 2023, by and among Joway Health Industries Group, Inc. and JHP Holdings, Inc.

10.3*	Option Agreement, dated October 13, 2004, by and between Cumo Molybdenum Mining Inc. and Mosquito Consolidated Gold Mines Limited, as amended January 14, 2005

10.4*	Mining Claims Agreement, dated July 25, 2017, by and among American CuMo Mining Corporation, International CuMo Mining Corporation, CuMo Molybdenum Mining Inc., Western Geoscience Inc., and Thomas Evans

10.5*	Special Warranty Deed, between American CuMo Mining Corporation and International CuMo Mining Corporation

10.6*	Loan Agreement, dated October 31, 2014, as amended March 26, 2015, and January 29, 2016, by and between International CuMo Mining Corporation and La Familia II LLC

10.7*	MineSense Amenability Test Proposal, dated August 29, 2022, by and between MineSense Technologies Ltd. and International CuMo Mining Corporation

14.1*	Code of Ethics

23.1*	Consent of Geologic Systems Ltd. regarding the CuMo Project

96.1*	Technical Report Summary and Resource Estimate, the CuMo Project, Boise National Forest, Boise County, Idaho, United States

99.1*	Financial Statements of Businesses Acquired and Pro Forma Financial Information

99.2	Unaudited Financial Statements of Businesses Acquired for the six months ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed on January 27, 2023 with the Initial Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2023	By:	/s/ Robert Scannell
		Name:	Robert Scannell
		Title:	Chief Financial Officer and Treasurer